UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
February 28, 2021
Columbia Emerging Markets Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Bond Fund  |  Semiannual Report 2021

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.
Portfolio management
Adrian Hilton
Lead Portfolio Manager
Managed Fund since October 2020
Christopher Cooke
Portfolio Manager
Managed Fund since 2017
Average annual total returns (%) (for the period ended February 28, 2021)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	1.74	2.51	6.06	4.75
	Including sales charges		-3.06	-2.38	5.03	4.24
Advisor Class*		03/19/13	1.86	2.76	6.31	4.96
Class C	Excluding sales charges	02/16/06	1.37	1.75	5.26	3.96
	Including sales charges		0.37	0.76	5.26	3.96
Institutional Class		09/27/10	1.87	2.77	6.32	5.02
Institutional 2 Class*		11/08/12	2.02	2.99	6.48	5.11
Institutional 3 Class*		11/08/12	1.96	2.95	6.51	5.15
Class R*		11/16/11	1.62	2.25	5.78	4.50
JPMorgan Emerging Markets Bond Index-Global			-0.15	0.99	5.65	5.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The JPMorgan Emerging Markets Bond Index-Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	3

Fund at a Glance   (continued)
(Unaudited)
Quality breakdown (%) (at February 28, 2021)
AA rating	8.9
A rating	6.6
BBB rating	31.4
BB rating	25.2
B rating	19.3
CCC rating	4.3
D rating	0.2
Not rated	4.1
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other country-specific factors as the direction and stance of fiscal policy, balance of payment trends and commodity prices, the level and structure of public debt as well as political stability and commitment to strong macroeconomic policies.
Country breakdown (%) (at February 28, 2021)
Angola	1.9
Argentina	1.1
Belarus	0.4
Brazil	3.5
Canada	0.4
Chile	0.6
China	1.7(a)
Colombia	5.8
Croatia	0.7
Dominican Republic	3.8
Ecuador	0.6
Egypt	2.9
El Salvador	1.7
Ghana	1.4
Guatemala	1.0
Hong Kong	0.9
India	1.2
Indonesia	8.5
Isle of Man	0.2
Ivory Coast	1.8
Jersey	1.3
Kazakhstan	2.1
Malaysia	0.6
Mexico	11.4
Morocco	0.7
Netherlands	0.7
Oman	0.8
Pakistan	0.1
Panama	0.9
Paraguay	0.9
Peru	0.9
Philippines	0.7
Qatar	5.0
Romania	0.6
Russian Federation	4.1
Saudi Arabia	3.8
Singapore	0.3
South Africa	1.9
Sri Lanka	0.3
Turkey	5.5
Ukraine	1.3
United Arab Emirates	3.9
United States(b)	8.4
Venezuela	0.5
Virgin Islands	3.2
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2020 — February 28, 2021
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.40	1,019.08	5.49	5.50	1.11
Advisor Class	1,000.00	1,000.00	1,018.60	1,020.30	4.26	4.26	0.86
Class C	1,000.00	1,000.00	1,013.70	1,015.40	9.18	9.19	1.86
Institutional Class	1,000.00	1,000.00	1,018.70	1,020.25	4.31	4.31	0.87
Institutional 2 Class	1,000.00	1,000.00	1,020.20	1,020.89	3.67	3.67	0.74
Institutional 3 Class	1,000.00	1,000.00	1,019.60	1,021.14	3.42	3.42	0.69
Class R	1,000.00	1,000.00	1,016.20	1,017.85	6.72	6.73	1.36
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	5

Portfolio of Investments
February 28, 2021 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 10.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brazil 0.8%
Braskem America Finance Co.(a)
07/22/2041	7.125%	2,500,000	2,837,276
Colombia 0.8%
Millicom International Cellular SA(a)
01/15/2028	5.125%	1,215,000	1,293,770
03/25/2029	6.250%	1,260,000	1,417,412
03/25/2029	6.250%	180,000	202,487
Total			2,913,669
Egypt 0.3%
Egypt Government International Bond(a)
02/16/2061	7.500%	981,000	928,042
Guatemala 0.4%
Energuate Trust(a)
05/03/2027	5.875%	900,000	957,162
05/03/2027	5.875%	550,000	584,933
Total			1,542,095
Hong Kong 0.9%
Lenovo Group Ltd.(a)
04/24/2025	5.875%	2,850,000	3,270,981
India 0.7%
Adani Ports & Special Economic Zone Ltd.(a)
07/30/2027	4.000%	700,000	750,229
08/04/2027	4.200%	1,614,000	1,740,719
Total			2,490,948
Isle of Man 0.2%
AngloGold Ashanti Holdings PLC
10/01/2030	3.750%	565,000	592,601
Jersey 1.2%
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	1,780,000	1,748,460
09/30/2040	2.940%	2,666,000	2,630,838
Total			4,379,298
Netherlands 0.7%
Braskem Netherlands Finance BV(a)
01/10/2023	3.500%	1,000,000	1,029,210
01/31/2030	4.500%	900,000	913,820
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	570,000	581,346
Total			2,524,376
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peru 0.5%
Volcan Cia Minera SAA(a)
02/11/2026	4.375%	1,800,000	1,851,975
Philippines 0.7%
SMC Global Power Holdings Corp.(a),(b)
12/31/2049	5.700%	2,600,000	2,606,354
Singapore 0.3%
Geo Coal International Pte Ltd.(a)
10/04/2022	8.000%	1,307,000	989,285
Virgin Islands 2.5%
Gold Fields Orogen Holdings BVI Ltd.(a)
05/15/2029	6.125%	1,900,000	2,281,878
JGSH Philippines Ltd.(a)
07/09/2030	4.125%	6,100,000	6,575,529
Total			8,857,407
Total Corporate Bonds & Notes (Cost $33,763,749)			35,784,307

Foreign Government Obligations(c),(d) 79.7%

Angola 1.9%
Angolan Government International Bond(a)
11/26/2029	8.000%	2,463,000	2,416,886
05/08/2048	9.375%	4,350,000	4,305,385
Total			6,722,271
Argentina 1.1%
Argentine Republic Government International Bond(b)
07/09/2035	0.125%	11,251,998	3,602,996
07/09/2046	0.125%	610,000	196,646
Total			3,799,642
Belarus 0.3%
Republic of Belarus International Bond(a)
02/28/2030	6.200%	1,250,000	1,235,046
Brazil 2.7%
Brazilian Government International Bond
05/30/2029	4.500%	1,200,000	1,275,388
06/12/2030	3.875%	4,925,000	4,916,438
01/27/2045	5.000%	3,400,000	3,337,079
Total			9,528,905
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
February 28, 2021 (Unaudited)
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.4%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		1,300,000	1,446,847
Chile 0.6%
Chile Government International Bond
01/25/2050	3.500%		1,500,000	1,521,417
Corporación Nacional del Cobre de Chile(a)
09/30/2029	3.000%		635,000	666,008
Total				2,187,425
China 1.7%
China Government Bond
11/21/2029	3.130%	CNY	100,000	15,259
State Grid Overseas Investment 2016 Ltd.(a)
05/04/2027	3.500%		1,250,000	1,380,851
Syngenta Finance NV(a)
04/24/2028	5.182%		4,200,000	4,580,374
Total				5,976,484
Colombia 4.9%
Colombia Government International Bond
01/30/2030	3.000%		10,600,000	10,552,002
04/15/2031	3.125%		6,900,000	6,870,268
Total				17,422,270
Croatia 0.6%
Croatia Government International Bond(a)
01/26/2024	6.000%		767,000	881,822
Hrvatska Elektroprivreda(a)
10/23/2022	5.875%		1,290,000	1,395,251
Total				2,277,073
Dominican Republic 3.7%
Dominican Republic International Bond(a)
01/27/2025	5.500%		2,060,000	2,267,107
06/05/2026	9.750%	DOP	124,450,000	2,326,994
01/30/2030	4.500%		2,489,000	2,530,307
09/23/2032	4.875%		1,050,000	1,066,063
04/30/2044	7.450%		3,400,000	4,077,067
01/30/2060	5.875%		1,050,000	1,027,182
Total				13,294,720
Ecuador 0.6%
Ecuador Government International Bond(a),(b)
07/31/2035	0.500%		2,748,915	1,263,779
07/31/2040	0.500%		1,899,850	808,681
Total				2,072,460
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Egypt 2.5%
Egypt Government International Bond(a)
04/16/2030	5.625%	EUR	1,300,000	1,589,223
04/11/2031	6.375%	EUR	1,700,000	2,135,919
01/15/2032	7.053%		900,000	934,020
05/29/2032	7.625%		1,615,000	1,728,725
02/21/2048	7.903%		2,300,000	2,288,649
02/21/2048	7.903%		400,000	398,026
Total				9,074,562
El Salvador 1.7%
El Salvador Government International Bond(a)
01/30/2025	5.875%		700,000	684,413
01/18/2027	6.375%		3,900,000	3,847,462
07/15/2052	9.500%		1,450,000	1,518,769
Total				6,050,644
Ghana 1.4%
Ghana Government International Bond(a)
02/11/2027	6.375%		700,000	722,578
02/11/2035	7.875%		950,000	935,548
03/26/2051	8.950%		3,400,000	3,358,237
Total				5,016,363
Guatemala 0.6%
Guatemala Government Bond(a)
06/01/2050	6.125%		1,650,000	1,996,500
India 0.5%
Export-Import Bank of India(a)
01/15/2030	3.250%		1,600,000	1,636,041
Indonesia 8.3%
Indonesia Government International Bond(a)
01/15/2045	5.125%		5,150,000	6,163,504
Indonesia Government International Bond
10/30/2049	3.700%		3,500,000	3,548,467
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2025	2.300%		1,145,000	1,184,146
PT Indonesia Asahan Aluminium Persero(a)
05/15/2030	5.450%		4,485,000	5,167,035
11/15/2048	6.757%		4,300,000	5,548,862
PT Pelabuhan Indonesia II(a)
05/05/2045	5.375%		1,350,000	1,591,955
PT Perusahaan Listrik Negara(a)
07/17/2049	4.875%		1,500,000	1,590,084
PT Saka Energi Indonesia(a)
05/05/2024	4.450%		5,500,000	4,989,294
Total				29,783,347

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	7

Portfolio of Investments  (continued)
February 28, 2021 (Unaudited)
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Ivory Coast 1.7%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	3,440,000	4,474,952
06/15/2033	6.125%		1,650,000	1,785,554
Total				6,260,506
Kazakhstan 2.0%
KazMunayGas National Co. JSC(a)
04/19/2027	4.750%		2,200,000	2,522,759
04/24/2030	5.375%		3,000,000	3,564,435
04/19/2047	5.750%		1,050,000	1,234,164
Total				7,321,358
Malaysia 0.6%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		1,795,000	1,977,600
Mexico 11.2%
Mexican Bonos
05/31/2029	8.500%	MXN	61,500,000	3,436,088
Mexico Government International Bond
04/16/2030	3.250%		4,400,000	4,485,098
01/15/2047	4.350%		1,800,000	1,801,982
02/10/2048	4.600%		1,600,000	1,647,113
Petroleos Mexicanos
11/12/2026	7.470%	MXN	50,100,000	2,082,836
03/13/2027	6.500%		3,840,000	4,010,460
02/12/2028	5.350%		3,630,000	3,523,347
01/23/2029	6.500%		200,000	200,855
01/23/2030	6.840%		6,845,000	6,943,060
01/28/2031	5.950%		5,000,000	4,824,511
01/23/2045	6.375%		5,300,000	4,524,898
09/21/2047	6.750%		800,000	701,393
01/23/2050	7.690%		1,765,000	1,676,448
Total				39,858,089
Morocco 0.6%
OCP SA(a)
04/25/2044	6.875%		1,850,000	2,269,600
Oman 0.8%
Oman Government International Bond(a)
01/25/2031	6.250%		1,339,000	1,416,920
01/17/2048	6.750%		1,550,000	1,506,135
Total				2,923,055
Pakistan 0.1%
Pakistan Government International Bond(a)
09/30/2025	8.250%		419,000	470,808
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Panama 0.9%
Panama Government International Bond
03/16/2025	3.750%		900,000	979,957
09/29/2032	2.252%		2,200,000	2,111,535
Total				3,091,492
Paraguay 0.8%
Paraguay Government International Bond(a)
08/11/2044	6.100%		1,600,000	1,966,045
03/30/2050	5.400%		925,000	1,063,884
Total				3,029,929
Peru 0.4%
Peruvian Government International Bond
06/20/2030	2.844%		1,300,000	1,349,494
Qatar 4.9%
Qatar Government International Bond(a)
04/23/2028	4.500%		700,000	830,539
03/14/2029	4.000%		4,700,000	5,405,941
04/16/2030	3.750%		4,467,000	5,076,249
04/23/2048	5.103%		2,350,000	3,036,660
03/14/2049	4.817%		2,550,000	3,193,959
Total				17,543,348
Romania 0.6%
Romanian Government International Bond(a)
02/14/2051	4.000%		2,042,000	1,994,172
Russian Federation 4.1%
Gazprom Neft OAO Via GPN Capital SA(a)
09/19/2022	4.375%		529,000	551,140
Russian Federal Bond - OFZ
03/23/2033	7.700%	RUB	360,000,000	5,131,532
Russian Foreign Bond - Eurobond(a)
05/27/2026	4.750%		3,000,000	3,444,897
03/21/2029	4.375%		2,000,000	2,265,427
03/28/2035	5.100%		2,600,000	3,095,589
Total				14,488,585
Saudi Arabia 3.7%
KSA Sukuk Ltd.(a)
10/29/2029	2.969%		1,400,000	1,487,141
Saudi Government International Bond(a)
03/04/2028	3.625%		1,400,000	1,549,744
01/21/2055	3.750%		4,000,000	4,018,839
01/21/2055	3.750%		2,850,000	2,863,423
02/02/2061	3.450%		3,500,000	3,318,842
Total				13,237,989

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
February 28, 2021 (Unaudited)
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Africa 1.9%
Eskom Holdings SOC Ltd.(a)
02/11/2025	7.125%	1,088,000	1,139,566
Republic of South Africa Government International Bond
09/30/2029	4.850%	1,400,000	1,418,363
09/30/2049	5.750%	4,500,000	4,169,495
Total			6,727,424
Sri Lanka 0.3%
Sri Lanka Government International Bond(a)
05/11/2027	6.200%	1,000,000	578,388
03/28/2030	7.550%	750,000	433,148
Total			1,011,536
Turkey 5.4%
Turkey Government International Bond
03/22/2024	5.750%	1,500,000	1,572,946
04/14/2026	4.250%	1,350,000	1,323,032
03/25/2027	6.000%	2,000,000	2,095,989
02/17/2028	5.125%	8,900,000	8,864,926
04/26/2029	7.625%	2,400,000	2,710,880
05/30/2040	6.750%	1,573,000	1,583,075
01/14/2041	6.000%	1,200,000	1,109,131
Total			19,259,979
Ukraine 1.3%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%	1,740,000	1,775,241
Ukraine Government International Bond(a)
09/01/2023	7.750%	850,000	917,425
09/01/2026	7.750%	1,600,000	1,735,522
Ukraine Railways Via Shortline PLC(a)
09/15/2021	9.875%	180,000	182,799
Total			4,610,987
United Arab Emirates 3.8%
Abu Dhabi Government International Bond(a)
04/16/2030	3.125%	2,400,000	2,619,650
09/30/2049	3.125%	3,600,000	3,532,776
04/16/2050	3.875%	385,000	430,151
Foreign Government Obligations(c),(d) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DP World Crescent Ltd.(a)
09/26/2028	4.848%	1,450,000	1,648,560
DP World PLC(a)
07/02/2037	6.850%	3,600,000	4,760,647
09/25/2048	5.625%	500,000	606,651
Total			13,598,435
Venezuela 0.5%
Petroleos de Venezuela SA(a),(e)
05/16/2024	0.000%	22,627,059	905,082
Venezuela Government International Bond(a),(e)
10/13/2024	0.000%	7,500,000	739,820
Total			1,644,902
Virgin Islands 0.6%
Sinopec Group Overseas Development 2017 Ltd.(a)
09/13/2027	3.250%	2,150,000	2,332,201
Total Foreign Government Obligations (Cost $292,320,509)			284,522,089

Money Market Funds 8.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.086%(f),(g)	29,294,605	29,291,675
Total Money Market Funds (Cost $29,291,675)		29,291,675
Total Investments in Securities (Cost $355,375,933)		349,598,071
Other Assets & Liabilities, Net		7,364,144
Net Assets		$356,962,215

At February 28, 2021, securities and/or cash totaling $158,006 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	9

Portfolio of Investments  (continued)
February 28, 2021 (Unaudited)
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
112,300,000 MXN	5,555,707 USD	Goldman Sachs	03/17/2021	197,596	—
6,881,000 EUR	8,302,855 USD	UBS	03/17/2021	—	(2,858)
Total				197,596	(2,858)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Treasury Bond	29	06/2021	USD	5,482,813	—	(82,302)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Ultra Bond 10-Year Note	(51)	06/2021	USD	(7,514,531)	86,753	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2021, the total value of these securities amounted to $209,599,391, which represents 58.72% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2021.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	Principal and interest may not be guaranteed by a governmental entity.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 28, 2021, the total value of these securities amounted to $1,644,902, which represents 0.46% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at February 28, 2021.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2021 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.086%
	25,696,261	92,189,003	(88,593,589)	—	29,291,675	(2,485)	13,987	29,294,605
Currency Legend
CNY	China Yuan Renminbi
DOP	Dominican Republic Peso
EUR	Euro
MXN	Mexican Peso
RUB	Russian Ruble
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Portfolio of Investments  (continued)
February 28, 2021 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2021:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	35,784,307	—	35,784,307
Foreign Government Obligations	—	284,522,089	—	284,522,089
Money Market Funds	29,291,675	—	—	29,291,675
Total Investments in Securities	29,291,675	320,306,396	—	349,598,071
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	197,596	—	197,596
Futures Contracts	86,753	—	—	86,753
Liability
Forward Foreign Currency Exchange Contracts	—	(2,858)	—	(2,858)
Futures Contracts	(82,302)	—	—	(82,302)
Total	29,296,126	320,501,134	—	349,797,260
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	11

Statement of Assets and Liabilities
February 28, 2021 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $326,084,258)	$320,306,396
Affiliated issuers (cost $29,291,675)	29,291,675
Foreign currency (cost $4,485,162)	4,443,696
Margin deposits on:
Futures contracts	158,006
Unrealized appreciation on forward foreign currency exchange contracts	197,596
Receivable for:
Capital shares sold	449,363
Dividends	1,836
Interest	3,858,577
Foreign tax reclaims	61,522
Variation margin for futures contracts	96,062
Prepaid expenses	13,196
Other assets	37,487
Total assets	358,915,412
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,858
Payable for:
Investments purchased	1,637,511
Capital shares purchased	166,533
Variation margin for futures contracts	31,875
Foreign capital gains taxes deferred	1
Management services fees	5,849
Distribution and/or service fees	758
Transfer agent fees	19,412
Compensation of board members	68,262
Other expenses	20,138
Total liabilities	1,953,197
Net assets applicable to outstanding capital stock	$356,962,215
Represented by
Paid in capital	394,661,229
Total distributable earnings (loss)	(37,699,014)
Total - representing net assets applicable to outstanding capital stock	$356,962,215
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Statement of Assets and Liabilities  (continued)
February 28, 2021 (Unaudited)
Class A
Net assets	$43,419,264
Shares outstanding	3,826,148
Net asset value per share	$11.35
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.92
Advisor Class
Net assets	$4,248,315
Shares outstanding	373,751
Net asset value per share	$11.37
Class C
Net assets	$6,689,937
Shares outstanding	593,649
Net asset value per share	$11.27
Institutional Class
Net assets	$56,129,585
Shares outstanding	4,941,751
Net asset value per share	$11.36
Institutional 2 Class
Net assets	$49,031,920
Shares outstanding	4,317,915
Net asset value per share	$11.36
Institutional 3 Class
Net assets	$177,081,386
Shares outstanding	15,589,608
Net asset value per share	$11.36
Class R
Net assets	$20,361,808
Shares outstanding	1,795,143
Net asset value per share	$11.34
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	13

Statement of Operations
Six Months Ended February 28, 2021 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$13,987
Interest	8,234,527
Interfund lending	87
Foreign taxes withheld	(22,601)
Total income	8,226,000
Expenses:
Management services fees	1,043,730
Distribution and/or service fees
Class A	54,558
Class C	39,804
Class R	51,572
Transfer agent fees
Class A	39,827
Advisor Class	4,124
Class C	7,254
Institutional Class	46,850
Institutional 2 Class	12,659
Institutional 3 Class	6,174
Class R	18,813
Compensation of board members	18,097
Custodian fees	19,886
Printing and postage fees	18,079
Registration fees	54,900
Audit fees	15,400
Legal fees	3,734
Compensation of chief compliance officer	38
Other	21,371
Total expenses	1,476,870
Expense reduction	(20)
Total net expenses	1,476,850
Net investment income	6,749,150
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,383,214
Investments — affiliated issuers	(2,485)
Foreign currency translations	61,343
Forward foreign currency exchange contracts	(727,714)
Futures contracts	(362,111)
Net realized gain	352,247
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(536,114)
Foreign currency translations	(78,075)
Forward foreign currency exchange contracts	330,419
Futures contracts	(37,289)
Foreign capital gains tax	(1)
Net change in unrealized appreciation (depreciation)	(321,060)
Net realized and unrealized gain	31,187
Net increase in net assets resulting from operations	$6,780,337
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Statement of Changes in Net Assets
	Six Months Ended February 28, 2021 (Unaudited)	Year Ended August 31, 2020
Operations
Net investment income	$6,749,150	$16,198,646
Net realized gain	352,247	2,849,310
Net change in unrealized appreciation (depreciation)	(321,060)	(10,677,580)
Net increase in net assets resulting from operations	6,780,337	8,370,376
Distributions to shareholders
Net investment income and net realized gains
Class A	(608,128)	(1,536,100)
Advisor Class	(68,117)	(384,613)
Class C	(79,676)	(268,569)
Institutional Class	(781,191)	(2,167,199)
Institutional 2 Class	(713,057)	(1,202,923)
Institutional 3 Class	(2,832,801)	(6,484,372)
Class R	(260,618)	(654,730)
Total distributions to shareholders	(5,343,588)	(12,698,506)
Decrease in net assets from capital stock activity	(5,735,685)	(36,370,725)
Total decrease in net assets	(4,298,936)	(40,698,855)
Net assets at beginning of period	361,261,151	401,960,006
Net assets at end of period	$356,962,215	$361,261,151
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	15

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2021 (Unaudited)		August 31, 2020
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	460,976	5,261,153	611,449	6,646,050
Distributions reinvested	51,142	583,160	135,732	1,495,230
Redemptions	(810,138)	(9,243,698)	(1,473,275)	(16,019,676)
Net decrease	(298,020)	(3,399,385)	(726,094)	(7,878,396)
Advisor Class
Subscriptions	53,649	618,041	268,364	2,968,905
Distributions reinvested	5,963	68,092	34,333	384,409
Redemptions	(109,595)	(1,257,976)	(1,659,141)	(17,741,397)
Net decrease	(49,983)	(571,843)	(1,356,444)	(14,388,083)
Class C
Subscriptions	23,562	269,304	21,082	228,895
Distributions reinvested	6,959	78,772	22,366	245,444
Redemptions	(227,810)	(2,604,314)	(444,857)	(4,850,966)
Net decrease	(197,289)	(2,256,238)	(401,409)	(4,376,627)
Institutional Class
Subscriptions	1,689,147	19,542,962	1,966,307	21,803,127
Distributions reinvested	67,752	773,469	192,303	2,123,015
Redemptions	(1,380,598)	(15,887,037)	(3,913,431)	(41,378,706)
Net increase (decrease)	376,301	4,429,394	(1,754,821)	(17,452,564)
Institutional 2 Class
Subscriptions	859,807	9,912,980	3,067,977	33,744,385
Distributions reinvested	62,416	712,666	108,739	1,202,211
Redemptions	(377,943)	(4,331,764)	(2,512,417)	(26,642,333)
Net increase	544,280	6,293,882	664,299	8,304,263
Institutional 3 Class
Subscriptions	1,869,433	21,706,550	1,393,213	15,404,862
Distributions reinvested	248,313	2,832,801	589,251	6,484,372
Redemptions	(2,858,964)	(33,302,987)	(1,794,122)	(19,746,092)
Net increase (decrease)	(741,218)	(8,763,636)	188,342	2,143,142
Class R
Subscriptions	102,869	1,178,187	182,147	1,960,741
Distributions reinvested	22,425	255,590	56,736	625,348
Redemptions	(254,446)	(2,901,636)	(495,648)	(5,308,549)
Net decrease	(129,152)	(1,467,859)	(256,765)	(2,722,460)
Total net decrease	(495,081)	(5,735,685)	(3,642,892)	(36,370,725)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

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Columbia Emerging Markets Bond Fund | Semiannual Report 2021	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2021 (Unaudited)	$11.31	0.20	0.00(c)	0.20	(0.16)	—	(0.16)
Year Ended 8/31/2020	$11.29	0.45	(0.08)	0.37	(0.35)	—	(0.35)
Year Ended 8/31/2019	$10.74	0.59	0.39	0.98	(0.43)	—	(0.43)
Year Ended 8/31/2018	$12.09	0.62	(1.31)	(0.69)	(0.66)	—	(0.66)
Year Ended 8/31/2017(g)	$11.64	0.54	0.33	0.87	(0.42)	—	(0.42)
Year Ended 10/31/2016	$10.56	0.64	0.73	1.37	(0.29)	—	(0.29)
Year Ended 10/31/2015	$11.37	0.62	(1.12)	(0.50)	(0.30)	(0.01)	(0.31)
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$11.33	0.22	(0.01)(h)	0.21	(0.17)	—	(0.17)
Year Ended 8/31/2020	$11.31	0.51	(0.11)	0.40	(0.38)	—	(0.38)
Year Ended 8/31/2019	$10.75	0.61	0.41	1.02	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.11	0.65	(1.32)	(0.67)	(0.69)	—	(0.69)
Year Ended 8/31/2017(g)	$11.65	0.58	0.32	0.90	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.68	0.72	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.38	0.64	(1.12)	(0.48)	(0.32)	(0.01)	(0.33)
Class C
Six Months Ended 2/28/2021 (Unaudited)	$11.23	0.16	(0.01)(h)	0.15	(0.11)	—	(0.11)
Year Ended 8/31/2020	$11.22	0.37	(0.09)	0.28	(0.27)	—	(0.27)
Year Ended 8/31/2019	$10.67	0.51	0.39	0.90	(0.35)	—	(0.35)
Year Ended 8/31/2018	$12.01	0.53	(1.29)	(0.76)	(0.58)	—	(0.58)
Year Ended 8/31/2017(g)	$11.57	0.47	0.31	0.78	(0.34)	—	(0.34)
Year Ended 10/31/2016	$10.50	0.56	0.72	1.28	(0.21)	—	(0.21)
Year Ended 10/31/2015	$11.32	0.53	(1.11)	(0.58)	(0.23)	(0.01)	(0.24)
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$11.32	0.22	(0.01)(h)	0.21	(0.17)	—	(0.17)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.38)	—	(0.38)
Year Ended 8/31/2019	$10.75	0.62	0.39	1.01	(0.46)	—	(0.46)
Year Ended 8/31/2018	$12.10	0.65	(1.31)	(0.66)	(0.69)	—	(0.69)
Year Ended 8/31/2017(g)	$11.65	0.57	0.32	0.89	(0.44)	—	(0.44)
Year Ended 10/31/2016	$10.57	0.67	0.73	1.40	(0.32)	—	(0.32)
Year Ended 10/31/2015	$11.37	0.64	(1.11)	(0.47)	(0.32)	(0.01)	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2021 (Unaudited)	$11.35	1.74%	1.11%(d)	1.11%(d),(e)	3.60%(d)	35%	$43,419
Year Ended 8/31/2020	$11.31	3.40%	1.11%(f)	1.11%(f)	4.13%	175%	$46,632
Year Ended 8/31/2019	$11.29	9.33%	1.11%(f)	1.11%(f)	5.40%	106%	$54,778
Year Ended 8/31/2018	$10.74	(5.97%)	1.13%	1.13%	5.33%	64%	$61,421
Year Ended 8/31/2017(g)	$12.09	7.68%	1.17%(d)	1.17%(d)	5.63%(d)	44%	$77,842
Year Ended 10/31/2016	$11.64	13.30%	1.20%	1.20%	5.91%	44%	$135,877
Year Ended 10/31/2015	$10.56	(4.39%)	1.15%	1.15%(e)	5.72%	32%	$136,042
Advisor Class
Six Months Ended 2/28/2021 (Unaudited)	$11.37	1.86%	0.86%(d)	0.86%(d),(e)	3.85%(d)	35%	$4,248
Year Ended 8/31/2020	$11.33	3.65%	0.85%(f)	0.85%(f)	4.51%	175%	$4,799
Year Ended 8/31/2019	$11.31	9.69%	0.86%(f)	0.86%(f)	5.51%	106%	$20,141
Year Ended 8/31/2018	$10.75	(5.80%)	0.88%	0.88%	5.60%	64%	$8,734
Year Ended 8/31/2017(g)	$12.11	7.99%	0.91%(d)	0.91%(d)	5.97%(d)	44%	$8,758
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.21%	44%	$1,964
Year Ended 10/31/2015	$10.57	(4.19%)	0.89%	0.89%(e)	5.99%	32%	$1,578
Class C
Six Months Ended 2/28/2021 (Unaudited)	$11.27	1.37%	1.86%(d)	1.86%(d),(e)	2.85%(d)	35%	$6,690
Year Ended 8/31/2020	$11.23	2.55%	1.86%(f)	1.86%(f)	3.39%	175%	$8,881
Year Ended 8/31/2019	$11.22	8.57%	1.86%(f)	1.86%(f)	4.66%	106%	$13,374
Year Ended 8/31/2018	$10.67	(6.63%)	1.88%	1.88%	4.57%	64%	$16,550
Year Ended 8/31/2017(g)	$12.01	6.97%	1.92%(d)	1.92%(d)	4.91%(d)	44%	$20,307
Year Ended 10/31/2016	$11.57	12.43%	1.95%	1.95%	5.16%	44%	$23,714
Year Ended 10/31/2015	$10.50	(5.11%)	1.90%	1.90%(e)	4.96%	32%	$31,610
Institutional Class
Six Months Ended 2/28/2021 (Unaudited)	$11.36	1.87%	0.87%(d)	0.87%(d),(e)	3.85%(d)	35%	$56,130
Year Ended 8/31/2020	$11.32	3.66%	0.86%(f)	0.86%(f)	4.40%	175%	$51,668
Year Ended 8/31/2019	$11.30	9.60%	0.86%(f)	0.86%(f)	5.65%	106%	$71,443
Year Ended 8/31/2018	$10.75	(5.72%)	0.88%	0.88%	5.57%	64%	$81,762
Year Ended 8/31/2017(g)	$12.10	7.90%	0.92%(d)	0.92%(d)	5.94%(d)	44%	$94,159
Year Ended 10/31/2016	$11.65	13.57%	0.95%	0.95%	6.17%	44%	$75,526
Year Ended 10/31/2015	$10.57	(4.10%)	0.90%	0.90%(e)	5.98%	32%	$79,496
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$11.31	0.22	0.01	0.23	(0.18)	—	(0.18)
Year Ended 8/31/2020	$11.30	0.49	(0.09)	0.40	(0.39)	—	(0.39)
Year Ended 8/31/2019	$10.74	0.63	0.40	1.03	(0.47)	—	(0.47)
Year Ended 8/31/2018	$12.10	0.65	(1.30)	(0.65)	(0.71)	—	(0.71)
Year Ended 8/31/2017(g)	$11.64	0.59	0.33	0.92	(0.46)	—	(0.46)
Year Ended 10/31/2016	$10.56	0.70	0.72	1.42	(0.34)	—	(0.34)
Year Ended 10/31/2015	$11.37	0.66	(1.12)	(0.46)	(0.34)	(0.01)	(0.35)
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$11.32	0.23	(0.01)(h)	0.22	(0.18)	—	(0.18)
Year Ended 8/31/2020	$11.30	0.50	(0.09)	0.41	(0.39)	—	(0.39)
Year Ended 8/31/2019	$10.75	0.64	0.39	1.03	(0.48)	—	(0.48)
Year Ended 8/31/2018	$12.10	0.66	(1.30)	(0.64)	(0.71)	—	(0.71)
Year Ended 8/31/2017(g)	$11.65	0.61	0.31	0.92	(0.47)	—	(0.47)
Year Ended 10/31/2016	$10.57	0.71	0.72	1.43	(0.35)	—	(0.35)
Year Ended 10/31/2015	$11.38	0.67	(1.12)	(0.45)	(0.35)	(0.01)	(0.36)
Class R
Six Months Ended 2/28/2021 (Unaudited)	$11.30	0.19	(0.01)(h)	0.18	(0.14)	—	(0.14)
Year Ended 8/31/2020	$11.29	0.42	(0.09)	0.33	(0.32)	—	(0.32)
Year Ended 8/31/2019	$10.73	0.56	0.40	0.96	(0.40)	—	(0.40)
Year Ended 8/31/2018	$12.08	0.59	(1.31)	(0.72)	(0.63)	—	(0.63)
Year Ended 8/31/2017(g)	$11.63	0.52	0.32	0.84	(0.39)	—	(0.39)
Year Ended 10/31/2016	$10.55	0.62	0.73	1.35	(0.27)	—	(0.27)
Year Ended 10/31/2015	$11.37	0.59	(1.12)	(0.53)	(0.28)	(0.01)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interest on collateral expense which is less than 0.01%.
(g)	For the period from November 1, 2016 to August 31, 2017. During the period, the Fund’s fiscal year end was changed from October 31 to August 31.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Financial Highlights  (continued)
	Net asset value, end of period	Total Return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 2/28/2021 (Unaudited)	$11.36	2.02%	0.74%(d)	0.74%(d)	3.98%(d)	35%	$49,032
Year Ended 8/31/2020	$11.31	3.69%	0.73%(f)	0.73%(f)	4.44%	175%	$42,699
Year Ended 8/31/2019	$11.30	9.83%	0.75%(f)	0.75%(f)	5.75%	106%	$35,131
Year Ended 8/31/2018	$10.74	(5.68%)	0.75%	0.74%	5.60%	64%	$36,419
Year Ended 8/31/2017(g)	$12.10	8.18%	0.76%(d)	0.75%(d)	6.10%(d)	44%	$50,366
Year Ended 10/31/2016	$11.64	13.82%	0.74%	0.74%	6.34%	44%	$18,615
Year Ended 10/31/2015	$10.56	(4.03%)	0.72%	0.72%	6.19%	32%	$8,384
Institutional 3 Class
Six Months Ended 2/28/2021 (Unaudited)	$11.36	1.96%	0.69%(d)	0.69%(d)	4.03%(d)	35%	$177,081
Year Ended 8/31/2020	$11.32	3.83%	0.68%(f)	0.68%(f)	4.53%	175%	$184,834
Year Ended 8/31/2019	$11.30	9.79%	0.69%(f)	0.69%(f)	5.83%	106%	$182,472
Year Ended 8/31/2018	$10.75	(5.54%)	0.70%	0.69%	5.72%	64%	$202,999
Year Ended 8/31/2017(g)	$12.10	8.13%	0.71%(d)	0.70%(d)	6.17%(d)	44%	$173,174
Year Ended 10/31/2016	$11.65	13.86%	0.69%	0.69%	6.41%	44%	$3,199
Year Ended 10/31/2015	$10.57	(3.99%)	0.67%	0.67%	6.23%	32%	$1,120
Class R
Six Months Ended 2/28/2021 (Unaudited)	$11.34	1.62%	1.36%(d)	1.36%(d),(e)	3.35%(d)	35%	$20,362
Year Ended 8/31/2020	$11.30	3.05%	1.36%(f)	1.36%(f)	3.87%	175%	$21,748
Year Ended 8/31/2019	$11.29	9.16%	1.36%(f)	1.36%(f)	5.15%	106%	$24,620
Year Ended 8/31/2018	$10.73	(6.20%)	1.38%	1.38%	5.07%	64%	$27,218
Year Ended 8/31/2017(g)	$12.08	7.46%	1.42%(d)	1.42%(d)	5.43%(d)	44%	$33,057
Year Ended 10/31/2016	$11.63	13.03%	1.45%	1.45%	5.64%	44%	$21,289
Year Ended 10/31/2015	$10.55	(4.69%)	1.40%	1.40%(e)	5.53%	32%	$13,281
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	21

Notes to Financial Statements
February 28, 2021 (Unaudited)
Note 1. Organization
Columbia Emerging Markets Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Effective April 1, 2021, Class C shares will automatically convert to Class A shares after 8 years.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
22	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	23

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
24	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2021:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	197,596
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	86,753*
Total		284,349

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,858
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	82,302*
Total		85,160

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	25

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2021:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	(727,714)	—	(727,714)
Interest rate risk	—	(362,111)	(362,111)
Total	(727,714)	(362,111)	(1,089,825)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	330,419	—	330,419
Interest rate risk	—	(37,289)	(37,289)
Total	330,419	(37,289)	293,130
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2021:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	5,873,859
Futures contracts — short	7,763,953

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	99,246	(33,567)

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2021.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2021:
	Goldman Sachs ($)	UBS ($)	Total ($)
Assets
Forward foreign currency exchange contracts	197,596	-	197,596
Liabilities
Forward foreign currency exchange contracts	-	2,858	2,858
Total financial and derivative net assets	197,596	(2,858)	194,738
Total collateral received (pledged) (a)	-	-	-
Net amount (b)	197,596	(2,858)	194,738

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
26	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	27

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.600% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2021 was 0.599% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
28	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Transactions with affiliates
For the six months ended February 28, 2021, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $5,509,339, respectively. The sale transactions resulted in a net realized gain of $446,430.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2021, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Advisor Class	0.18
Class C	0.18
Institutional Class	0.18
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.18
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2021, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	29

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $317,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2020, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended February 28, 2021, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	12,569
Class C	—	1.00(b)	3

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	January 1, 2021 through December 31, 2021	Prior to January 1, 2021
Class A	1.18%	1.16%
Advisor Class	0.93	0.91
Class C	1.93	1.91
Institutional Class	0.93	0.91
Institutional 2 Class	0.79	0.80
Institutional 3 Class	0.76	0.75
Class R	1.43	1.41
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
30	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
At February 28, 2021, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
355,376,000	13,238,000	(18,817,000)	(5,579,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2020, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(8,806,436)	(22,768,914)	(31,575,350)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $114,608,422 and $118,010,190, respectively, for the six months ended February 28, 2021. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2021 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,300,000	0.65	2
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	31

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2021.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., Wells Fargo Bank, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to a December 1, 2020 amendment, the credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $950 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.25%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed. Prior to the December 1, 2020 amendment, the Fund had access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. which permitted collective borrowings up to $1 billion. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2021.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency or index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
32	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
Latin America Region. The Fund is particularly susceptible to economic, political, regulatory, legal, social or other events or conditions affecting issuers in, or those that have investment exposure to, the Latin America region. These include risks of elevated and volatile interest, inflation and unemployment rates. Currency devaluations, exchange rate volatility and relatively high dependence upon commodities and international trade may also present additional risks for the Fund. Latin American economies may be susceptible to adverse government regulatory and economic intervention and controls, limitations in the ability to repatriate investment income, capital or the proceeds of the sale of securities, inadequate investor protections, less developed custody, settlement, regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market and environment risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The Fund’s performance may also be significantly negatively impacted by the economic impact of the coronavirus disease 2019 (COVID-19) pandemic. The COVID-19 public health crisis has become a pandemic that has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	33

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
The Investment Manager and its affiliates have systematically implemented strategies to address the operating environment spurred by the COVID-19 pandemic. To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and governments. Our operations teams seek to operate without significant disruptions in service. Our pandemic strategy takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters, including the COVID-19 pandemic, may have on the ability of our employees and third-party service providers to continue ordinary business operations and technology functions over near- or longer-term periods.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 28, 2021, affiliated shareholders of record owned 55.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
34	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

Notes to Financial Statements  (continued)
February 28, 2021 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Emerging Markets Bond Fund | Semiannual Report 2021	35

 Results of Meeting of Shareholders
At a Joint Special Meeting of Shareholders held on December 22, 2020, shareholders of Columbia Funds Series Trust II elected each of the seventeen nominees for the trustees to the Board of Trustees of Columbia Funds Series Trust II, each to hold office until he or she dies, retires, resigns or is removed or, if sooner, until the election and qualification of his or her successor, as follows:
Trustee	Votes for	Votes withheld	Abstentions
George S. Batejan	39,328,043,938	454,200,292	0
Kathleen Blatz	39,337,937,974	444,306,256	0
Pamela G. Carlton	39,344,288,391	437,955,839	0
Janet Langford Carrig	39,329,254,400	452,989,830	0
J. Kevin Connaughton	39,252,004,295	530,239,934	0
Olive M. Darragh	39,268,887,557	513,356,673	0
Patricia M. Flynn	39,330,975,954	451,268,276	0
Brian J. Gallagher	39,331,403,614	450,840,615	0
Douglas A. Hacker	39,242,844,166	539,400,064	0
Nancy T. Lukitsh	39,349,165,585	433,078,645	0
David M. Moffett	39,309,904,442	472,339,788	0
Catherine James Paglia	39,328,739,370	453,504,860	0
Anthony M. Santomero	39,306,518,896	475,725,334	0
Minor M. Shaw	39,303,595,918	478,648,312	0
Natalie A. Trunow	39,352,416,062	429,828,167	0
Sandra Yeager	39,356,131,780	426,112,449	0
Christopher O. Petersen	39,337,621,211	444,623,019	0
36	Columbia Emerging Markets Bond Fund | Semiannual Report 2021

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Columbia Emerging Markets Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2021 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR141_08_L01_(04/21)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Brian J. Gallagher, Pamela G. Carlton, Anthony M. Santomero, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Gallagher, Ms. Carlton, Mr. Santomero, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$58,000               $62,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 29, 2020 and February 29, 2019 are approximately as follows:

2020	2019
$4,200	$0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 29, 2020 and February 28, 2019, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

2020	2019
$2,300	$17,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2020 also includes fees paid for foreign tax services.

During the fiscal years ended February 29, 2020 and February 29, 2019, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 29,

2020 and February 28, 2019 are approximately as follows:

2020	2019
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 29, 2020 and February 28, 2019 are approximately as follows:

20202019

$225,000            $225,000

In fiscal years 2020 and 2019, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2020 and 2019 were pre-approved by the registrant's Audit Committee.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 29, 2020 and February 29, 2019 are approximately as follows:

20202019

$231,500              $242,600

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer
Date	April 22, 2021
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 22, 2021
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 22, 2021